SETTLEMENT AND RELEASE AGREEMENT

      This Settlement and Release Agreement is made as of this 1st day of April, 1998, by and between Diplomat Ambassador, Inc. ("Diplomat") and 1010 Arch Street Partners ("Partners").

      WHEREAS, Diplomat and Partners are, respectively, lessee and lessor under a certain Lease Agreement, dated August 1, 1995, as amended on July 30, 1996, for the premises constituting 5,300 square feet of the first floor and all of the second and third floors of the building known as 1010 Arch Street, Philadelphia, (the "Lease"); and

      WHEREAS, Diplomat has vacated the premises; and

      WHEREAS, Partners seeks to lease the premises to another entity as tenant; and

      WHEREAS, the parties hereto seek to agree to a mutual termination of the Lease under the terms set forth herein,

      NOW THEREFORE, in consideration of the terms and conditions set forth herein, and the payment to Partners, in the manner described below, of the sum of One Hundred Ten Thousand Dollars ($110,000.00) plus the amount specified in (paragraph) 2 below (hereinafter referred to as the "Payment Amount") and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

      1. Diplomat and Partners hereby remise, release and forever discharge each other and each other's officers, directors, employees, partners, successors and assigns, as well as any and all guarantors of the Lease, including without limitation Sheldon Somerman, from any and all manner of actions, causes of action, suits, debts, liens, costs, expenses, accounts, understandings, contracts, covenants, agreements, arrangements, obligations, controversies, judgments, damages, claims, orders, liabilities and demands of any kind or nature in law, equity or otherwise, which the parties hereto, or either of them, ever had, now have or hereafter can, shall or may have, whether now known or unknown, whether suspected or unsuspected, and whether involving in whole or in part, the active, passive, concurrent or sole negligence or intentional conduct or absolute liability or statutory liability of either party, which may now exist or may heretofore have existed or hereafter exist against the other party hereto arising in connection with the Lease and by reason of any act, transaction, agreement, contract, understanding, arrangement, conduct, matter, cause or thing whatsoever, prior to or on the date hereof, including but not limited to any action, cause of action, suit, debt, lien, cost, expense, account, understanding, contract, covenant, agreement, arrangement, obligation, controversy, judgment, damage, claim, order, liability or demand of any kind or nature whatsoever, arising out of, relating to or based upon:

            (a) The Lease;

            (b) Any act, omission, transaction, agreement, contract, understanding, arrangement, conduct, matter, cause or thing arising or occurring prior to the date hereof, which is actionable, or claimed to be actionable, under any statute, regulation or common law of the United States or any state thereof; and/or

            (c) Any effect or consequence which existed or occurred or which presently exists or occurs or which may in the future exist or occur as a result of any act, omission, transaction, agreement, contract, understanding, arrangement, conduct, matter, cause or thing occurring prior to the date hereof.

      2. Diplomat agrees that it is responsible to Partners for the payment of the rents due for the months of August 1997 through and including November, 1997 in the mount of $42,246.78.

      3. Each of the parties covenants and agrees not to commence or prosecute any action, suit, litigation or proceeding against the other party arising out of, relating to or based upon any subject matter covered by this Release Agreement, and agrees not to assert against the other party in any action, suit, litigation or proceeding any subject matter covered by this Agreement.

      4. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED TO RELIEVE EITHER PARTY FROM ANY OBLIGATIONS ARISING UNDER THE LEASE OR OTHERWISE IN CONNECTION WITH THIRD PARTY CLAIMS WHETHER INSURED OR UNINSURED OR OF THE DUTY ASSUMED BY EITHER PARTY UNDER THE LEASE OR OTHERWISE TO INDEMNIFY AND HOLD SUCH OTHER PARTY HARMLESS WITH RESPECT TO THIRD PARTY CLAIMS.

      The parties hereto agree that the Payment Amount shall be payable by Diplomat to Partners in installments as follows:

            (a) Fifty Thousand Dollars ($50,000.00) shall be paid on April 1, 1998, upon execution of this Agreement;

            (b) Fifty Thousand Dollars ($50,000.00) shall be paid on May 1, 1998; and

            (c) The balance of Fifty-Two Thousand Two Hundred Forty-Six Dollars and 78 Hundredths ($52,246.78) shall be paid on June 1, 1998.

      5. Notwithstanding anything to the contrary contained in this Agreement, Partners shall not exercise any right or remedy provided for in this Agreement or under applicable law because of any default of Diplomat unless Partners shall have first given Diplomat written notice of the default specifying the nature and extent of it, and Diplomat shall have failed to cure the default within a period of ten (10) calender days after the date that the notice of default from Partners is received.

      6. In the event of a default in payment hereunder by Diplomat, the sole remedy for Partners shall be the enforcement of the terms of payment hereunder, in the Court of

Common Pleas of Pennsylvania.

      7. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST DIPLOMAT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST DIPLOMAT, DIPLOMAT HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND, ON THE ADVISE OF THE COUNSEL OF DIPLOMAT, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS DIPLOMAT HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA AND THE COMMONWEALTH OF PENNSYLVANIA.

      DIPLOMAT HEREBY EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR DIPLOMAT AND, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND WITH OR WITHOUT ONE OR MORE DECLARATIONS FILED, CONFESS JUDGMENT OR JUDGMENTS AGAINST DIPLOMAT IN FAVOR OF PARTNERS IN ANY SUCH COURT, AS OF ANY TERM, FOR THE ENTIRE UNPAID PRINCIPAL OWED HEREUNDER, TOGETHER WITH COURT COSTS FOR THE FILING OF SUIT. AND WITH INTEREST ON ANY JUDGMENT OBTAINED AT THE STATUTORY RATE OF INTEREST FROM THE DATE OF JUDGMENT UNTIL ACTUAL PAYMENT IS MADE TO PARTNERS OF THE FULL AMOUNT DUE. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF PARTNERS, SHALL HAVE BEEN FILED IN SUCH ACTION. IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AGREEMENT AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST DIPLOMAT SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED, FROM TIME TO TIME, AS OFTEN AS PARTNERS SHALL FIND IT NECESSARY OR DESIRABLE, AND THIS AGREEMENT SHALL BE A SUFFICIENT WARRANT THEREFORE. IN THE EVENT ANY JUDGMENT ENTERED AGAINST DIPLOMAT HEREUNDER IS STRICKEN AND/OR OPENED UPON APPLICATION BY OR ON DIPLOMAT'S BEHALF THEN, AND IN THAT EVENT. PARTNERS IS AGAIN AUTHORIZED AND EMPOWERED TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE UNDERSIGNED; SUBJECT HOWEVER, TO THE LIMITATION THAT SUCH SUBSEQUENT CONFESSIONS OF JUDGMENT BY PARTNERS FOLLOWING ANY PROCEEDING TO OPEN OR STRIKE MAY ONLY BE DONE TO CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS, AND THEN ONLY TO THE EXTENT THAT SUCH ERRORS OR DEFECTS MAY BE CURED BY AGAIN CONFESSING JUDGMENT.

      8. This Agreement shall be binding upon each of the parties and each of their respective heirs, executors, successors and assigns and shall inure to the benefit of the parties and their respective successors and assigns.

      9. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.

ATTEST:                            DIPLOMAT AMBASSADOR, INC.


                                   BY: /s/ Barry Budilov
                                       ----------------------------------
                                       Barry Budilov, President


                                   1010 ARCH STREET

                                   BY: /s/ Alice Chang
                                       ----------------------------------
                                       Alice Chang, General Partner